Disclosure of New IFRS in the Period	12 Months Ended
Dec. 31, 2017
Disclosure Of New Ifrs In Period [Abstract]
DISCLOSURE OF NEW IFRS IN THE PERIOD
NOTE 4:-	DISCLOSURE OF NEW IFRS IN THE PERIOD

a.	IFRS 15 – Revenues from contracts with customers:

The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The core principle of the new standard is for companies to recognize revenue to depict the transfer of goods or services to customers in amounts that reflect the consideration (that is, payment) to which the Company expects to be entitled in exchange for those goods or services. The new standard also will result in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively (for example, service revenue and contract modifications) and improve guidance for multiple-element arrangements.

IFRS 15 is to be applied retrospectively for annual periods beginning on or after January 1, 2018. IFRS 15 allows an entity to choose to apply a modified retrospective approach. During 2017, the Company performed an assessment of IFRS 15 impact as described below.

The Company is in the business developing orally bioavailable small molecule therapeutic products. The Company received certain milestone and advances from commercialization, distribution and license agreements with strategic partners.

The Company performed the following preliminary assessment of IFRS 15:

In implementation of IFRS 15, the Company is considering the following:

(1)	Variable consideration:

Some contracts with customers provide a right of return, trade discounts or volume rebates. Currently, the Company recognizes revenue from achieving milestones, net of returns and allowances, trade discounts and volume rebates. If revenue cannot be reliably measured, the Company defers revenue recognition until the uncertainty is resolved. Such provisions give rise to variable consideration under IFRS 15, which will be required to be estimated at contract inception.

IFRS 15 requires that the variable consideration be estimated conservatively to prevent over-recognition of revenue.

The Company continues to assess individual contracts to determine the estimated variable consideration and related constraint. There is no impact of IFRS 15 on the financial statements.

(2)	Upfront and milestone payments:

Since the Company’s agreements with strategic partners include upfront and milestone payments that contains a performance obligation that is satisfied over time. Currently, the Company defers the upfront payments and recognizes revenue over time by reference to the stage of completion.

Under IFRS 15, the Company would continue to recognize revenue for upfront payments over time rather than at a point of time. Upon adoption, the financing component will result in interest expenses which will be included in the Company’s consolidated statement of operations to reflect the financial portion cost of the long-term deferred revenue that is related to such services. The Company identified the existence of a significant financing component resulting from an upfront payment. As of January 1, 2018, an amount of USD 350 will be recognized as an increase of the deferred revenue against an increase of accumulated deficit and through 2018 will be recognized as revenue in the financial statements.

(3)	Presentation and disclosure requirements:

IFRS 15 provides presentation and disclosure requirements, which are more detailed than under current IFRS. The presentation requirements represent a significant change from current practice and may significantly expand the disclosures required in Company’s financial statements. Many of the disclosure requirements in IFRS 15 are completely new. In 2017 the Company updated the internal controls, policies and procedures necessary to collect and disclose the required information.

b.	IFRS 9 - Financial Instruments:

In July 2014, the IASB completed the final element of its comprehensive response to the financial crisis by issuing IFRS 9 Financial Instruments. The package of improvements introduced by IFRS 9 includes a logical model for classification and measurement, a single, forward-looking ‘expected loss’ impairment model and a substantially-reformed approach to hedge accounting. Certain securities that are currently measured at Fair Value through profit and lost will be measured at Fair Value through other comprehensive income (loss) due to implementation of IFRS 9. In addition, the Company will measure expected credit loss of the securities that will be measured at fair value through other comprehensive income (loss). IFRS 9 is to be applied for annual periods beginning on January 1, 2018. The Company does not expect to have any material impact from the adoption of IFRS 9 on the financial statements.

c.	IFRS 16, “Leases”:

In January 2016, the IASB issued IFRS 16, Leases. IFRS 16, that replaces IAS 17, Leases, will only imply insignificant changes to the accounting for lessors. For lessees, the accounting will change significantly, as all leases (except short term leases and small asset leases) will be recognized on balance sheet. Initially, the lease liability and the right-of-use asset is measured at the present value of future lease payments (defined as economically unavoidable payments). The right-of-use asset is subsequently depreciated in a similar way to other assets such as tangible assets, i.e. typically in a straight-line over the lease term. The new Standard is effective for annual periods beginning on or after January 1, 2019. Earlier application is permitted provided that IFRS 15, “Revenue from Contracts with Customers”, is applied concurrently. The Company is evaluating the possible impact of IFRS 16 but is presently unable to assess its effect, on the financial statements.